Capital One | first quarter 2006 results

Capital One | first quarter 2006 results

April 20, 2006 Exhibit 99.2

Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; project revenues, income, returns, earnings per share or other financial measures for Capital One or those that discuss the benefits of the business combination transaction involving Capital One and North Fork Bancorporation, including future financial and operating results, and the new company’s plans, objectives, expectations and intentions. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-
looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets; losses associated with new products or services; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to execute effective tax planning strategies; our ability to recruit and retain experienced management personnel; the risks that the Hibernia businesses will not be integrated successfully and that the cost savings and other synergies from the transaction may not be fully realized; the long-term impact of the Gulf Coast Hurricanes on the impacted region, including the amount of property and credit losses, the amount of investment, including deposits, in the region, and the pace and magnitude of economic recovery in the region; the ability to obtain regulatory approvals of the North Fork transaction on the proposed terms and schedule; the failure of Capital One or North Fork stockholders to approve the transaction; the risk that the businesseswill not be integrated successfully; the risk that the cost savings and other synergies from the transaction may not be fully realized or may take longer to realize than expected; the amount and timing of integration expenses; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”) , including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital
One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital One.”
Additional Information About the Capital One – North Fork Transaction
In connection with the proposed merger between Capital One and North Fork, Capital One will file with the Securities and Exchange Commission (the “SEC”) a Registration
Statement on Form S-4 that will include a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork will mail the joint proxy statement/prospectus to their respective stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed mergerwhen it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at
www.sec.gov.
The joint proxy statement/prospectus (when available) and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC &
Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.
Participants in the Capital One – North Fork Transaction
Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the personswho may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed mergerwill be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Capital One’s executive officers and directors in Capital One’s definitive proxy statement filed with the SEC on March 23, 2006. You can find information about North Fork’s executive officers and directors in their definitive proxy statement filed with the SEC on March 30, 2005. You can obtain free copies of these documents from the Capital One or North Fork using the contact information above.
Forward looking statements

Capital One delivered record results in the first quarter of 2006
• Q106 diluted EPS of $2.86, up 44% from Q105
• Q106 managed ROA of 2.62%, up 58 bps from Q105
• $103.9 billion in managed loans, up 27% from Q105
• Strong credit quality
• Reached agreement to acquire North Fork Bancorporation for approximately $14.6 billion in cash and stock
2006 Guidance Affirmed
• $7.40-7.80 Diluted EPS (including North Fork acquisition)
• 7-9% loan growth (excluding North Fork acquisition)
• Continued stability in annual ROA (including North Fork acquisition)

Managed Income Statement ($Millions except per share data)
Q106/Q105 Change
Q106 Q405 Q105 $ %/bps
Net Interest Income $ 2,235.0 $ 2,075.2 $ 1,818.8 $ 416.2 23%
Non-Interest Income 1,222.2 1,243.4 1,071.4 150.8 14%
Total Revenue 3,457.2 3,318.6 2,890.2 567.0 20%
Net Charge-offs 692.5           1,066.6         843.9 (151.4) (18) %
Allowance Build/(Release) (115.0)          126.6 (65.0) (50.0) 77%
Other (15.2)           (11.4) (5.6) (9.6) n/a
Provision for Loan Losses 562.3           1,181.8         773.3 (211.0) (27) %
Marketing Expenses 323.8           447.4 311.8 12.0 4%
Operating Expenses 1,249.7        1,241.7 1,016.1 233.6 23%
Tax Rate 33.2% 37.3% 35.8 % n/a 260 bps
Net Income After Tax $ 883.3 $ 280.3 $ 506.6 $ 376.7 74%
Shares Used to Compute Diluted EPS (MM) 309.1 287.7 255.2 53.9 n/a
Diluted EPS $ 2.86 $ 0.97 $ 1.99 $ 0.87 44%
Revenue Margin 11.30% 12.06% 12.50 % n/a (120) bps
Return on Managed Assets 2.62 0.94 2.04 n/a 58 bps
Return on Equity 24.18 8.95 23.65 n/a 53 bps
Managed Quarterly Income Statement

Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06

Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06

Capital One | first quarter 2006 results

Credit metrics remain remarkably strong
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed
Net Charge-off Rate
0%
1%
2%
3%
4%
5%
6%
7%
8%
Monthly Managed $30+ Day
Delinquency Rate
4.42% 4.05% 4.37% 4.13% 4.10%
Quarterly
Charge-off
Rate
4.14% 4.53% 2.65%
Bankruptcy
Filing Spike
2.92%

A seasonal decline in credit card balances and strong underlying credit trends drove a lower provision expense in the quarter
Charge-offs and Allowance for Loan Losses ($Millions)
Finance Charge & Fee Revenue Recognition ($Millions)
Q106/Q405 Change
Q106 Q405 Q105 $ %/bps
Managed Net Charge-offs $ 692.5 $ 1,066.6 $ 843.9 $ (374.1) (35) %
Allowance Build/(Release) (115.0) 126.6 (65.0) (241.6) (191) %
Other (15.2) (11.4) (5.6) (3.8) n/a
Managed Provision for Loan Losses 562.3 1,181.8 773.3 (619.5) (52) %
Reported Loans $ 58,119 $ 59,848 $ 37,959 $ (1,729) (3) %
Allowance for Loan Losses 1,675 1,790 1,440 (115) (6) %
Reported $30+ Day Delinquencies 1,559 1,879 1,319 (320) (17) %
Reported $30+ Delinquency Rate 2.68% 3.14% 3.47 % n/a (46) bps
Reported Net Charge-off Rate 2.07 3.70 3.46 n/a (163) bps
Q106 Q405 Q105 Q106/Q405 Change
$ %
Amounts Billed to Customers
but not Recognized as Revenue $ 170.9 $ 227.9 $ 243.9 $ (57.0) (25) %

Capital and liquidity remain solid
Managed Balance Sheet Highlights ($Millions)
Available Liquidity ($Millions)
Q106/Q105 Change
Q106 Q405 Q105 $ %/bps
Loans $ 103,907 $ 105,527 $ 81,592 $ 22,315 27%
Tangible Assets $ 130,211 $ 129,484 $ 97,976 $ 32,235 33%
Tangible Capital 11,016 9,994 8,940 2,076 23%
Tangible Capital to Tangible Assets Ratio 8.46% 7.72% 9.12 % n/a (66) bps
Capital to Assets Ratio 11.40% 10.69% 9.97 % n/a 143 bps
Q106/Q105 Change
Q106 Q405 Q105 $ %/bps
Cash and Securities
(1)
$ 14,620 $ 11,329 $ 10,260 $ 4,360 42%
Untapped Conduit Capacity 8,701 9,974 9,266 (565) (6) %
Unsecured Credit Facility 750 750 750 0 0%
Total Available Liquidity $ 24,071 $ 22,053 $ 20,276 $ 3,795 19%
1
Net of Pledged Securities

US Card delivered another quarter of outstanding profitability
$201.9
$458.2
$432.4
$481.8
$237.0
$602.8
$0
$100
$200
$300
$400
$500
$600
$700
Q404 Q105 Q205 Q305 Q405 Q106
2.93%
5.70%
4.93%
4.69%
4.90%
4.73%
3.31%
3.44%
3.86%
3.60%
3.97%
3.66%
0%
1%
2%
3%
4%
5%
6%
Q404 Q105 Q205 Q305 Q405 Q106
Net Income After Tax
(1)
($M)
Credit Risk Metrics
(1) Based on internal allocations of consolidated results
Managed 30+
Delinquency Rate
Managed Net Charge-off Rate
Highlights
• Net income up 32% from Q105
• Record low charge-off rate of 2.93%
• Loans outstanding up 1% over Q105
• Purchase volume up 15% over Q105,
reflecting our focus on rewards cards
• Competition remains intense in all
segments of the market
– Long-dated 0% teasers still dominate
prime segment offers

3.63%
4.33%
4.09%
3.89%
3.55%
3.30%
2.90%
2.83%
2.93% 2.93%
3.04%
2.81%
0%
1%
2%
3%
4%
5%
6%
Q404 Q105 Q205 Q305 Q405 Q106
In Global Financial Services results, continued strength in North
American businesses more than offset challenges in the U.K.
Credit Risk Metrics
$29.2
$70.5
$26.7
$81.9
$7.1
$113.5
$0
$20
$40
$60
$80
$100
$120
Q404 Q105 Q205 Q305 Q405 Q106
Net Income After Tax
(1)
($M)
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income up 61% from Q105
– Strong profits and growth across North
American businesses
– UK profits up modestly on slower
growth and reduced marketing
• $2.1B loan growth since Q105
– Continued growth in North American
businesses
– Modest contraction in UK loans as
expected
• Charge-offs benefiting from bankruptcy
spike pull-forward effect
• Stable delinquencies

2.35%
3.32%
3.87%
2.89% 2.54%
1.74%
3.57%
5.71%
4.65%
4.09%
3.51%
5.50%
0%
1%
2%
3%
4%
5%
6%
Q404 Q105 Q205 Q305 Q405 Q106
Capital One Auto Finance delivered very strong growth and
profits in the quarter
Credit Risk Metrics
$25.1
$35.6
$96.1
($7.7)
$8.1
$69.4
($20)
$0
$20
$40
$60
$80
$100
$120
Q404 Q105 Q205 Q305 Q405 Q106
Net Income After Tax
(1)
($M)
(1) Based on internal allocations of consolidated results
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
Highlights
• Net income up 95% since Q105, driven
by portfolio growth, strong credit, and
efficiency gains
• $6.6B loan growth since Q105
– Strong originations for several quarters
($2.9B in Q106)
– $2.9B in Hibernia auto loans
• Favorable credit environment following
the Gulf Coast hurricanes and
bankruptcy filing spike
• Strengthening used car pricing
improves recovery rates

Our new banking segment is off to a good start
Q106 Results Integration Update
• $43M net income, in line with expectations
• Includes net after-tax adjustments of ($34M)
related to integration costs, purchase accounting
intangibles amortization, and corporate allocations
• $35.4B in deposits
• $13.2B in managed loans
– Excludes $2.9B of auto loans being managed and
reported as part of the auto segment
– Non-auto loans in HIB footprint down $300M in
Q1, reflecting cautious underwriting during early
stages of recovery in the hurricane impacted
regions
• Charge-off rate at 0.38%, 30+ delinquency rate
at 0.75%
• 316 locations
• Excludes 18 that remain closed after the Gulf
Coast hurricanes
• On track to open approximately 40 branches in
2006
• Hibernia integration efforts on track
• Expect Hibernia integration cost and synergies
to be greater than original estimates
• Preparing for Capital One brand conversion in
Louisiana and Texas
• Initiated integration planning efforts with North
Fork

The planned acquisition of North Fork delivers on our strategic agenda
• Secures multiple growth platforms
– Local scale deposits
– Local scale small business and mid-market
banking
– National scale Alt-A mortage and Home Equity
originator
• Leverages COF strengths
– National brand
– Massive customer base
– National scale lending products
– Proven marketing and analytical capabilities
• Balances the company
– Assets, Liabilities, Earnings
– Lowers overall risk profile
– Lowers capital requirements
North Fork Bank
Acquisition
Strategic
Fit
• $14.6 billion estimated purchase price
• $36.6 billion in deposits as of 12/31/05
• Expected to be accretive to Operating
EPS in 2008
• CEO John Kanas will lead banking
• Expected to close in the fourth quarter of
2006